UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): April 24, 2024

CALAVO GROWERS, INC.

(Exact Name of Registrant as Specified in Charter)

California	000-33385	33-0945304
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1141-A Cummings Road, Santa Paula, California 93060

(Address of Principal Executive Offices) (Zip Code)

(Former Name or Former Address, if Changed Since Last Report)

Registrant’s telephone number, including area code: (805) 525-1245

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CVGW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

On April 24, 2024, Calavo Growers, Inc. (the “Company”) held its annual meeting of shareholders. At the meeting, the holders of the Company’s outstanding common stock acted on the following matters:

(1)The shareholders elected the following eight directors, each to serve until the next annual meeting of shareholders or until his or her successor is elected. Shareholders were entitled to cumulate their votes for directors as described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on February 28, 2024 (the “Proxy Statement”). Each nominee received the following votes:

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
Farha Aslam	11,995,127	353,782	1,302,343
Marc L.Brown	12,098,112	421,133	1,302,343
Michael A. DiGregorio	12,062,400	320,219	1,302,343
Adriana Mendizabal	11,747,270	601,639	1,302,343
James D. Helin	12,160,329	399,092	1,302,343
Steven Hollister	11,971,754	429,129	1,302,343
Kathleen M. Holmgren	12,020,588	329,959	1,302,343
J. Link Leavens	14,203,721	871,562	1,302,343

(2)The shareholders ratified of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2024. Votes cast were as follows:

For	13,501,697
Against	42,971
Abstain	508,359
Broker Non-Votes	0

(3)The shareholders approved, on an advisory and non-binding basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. Votes cast were as follows:

For	11,825,514
Against	410,353
Abstain	514,817
Broker Non-Votes	1,302,343

(4)The shareholders voted on an advisory basis on the frequency of holding future shareholder advisory votes on executive compensation. Votes cast were as follows:

Every 1 Year	11,731,365
Every 2 Years	27,278
Every 3 Years	506,249
Abstain	485,792
Broker Non-Votes	1,302,343

Based upon the results of this shareholder advisory vote, the Board of Directors of the Company has determined to follow the shareholders’ recommendation and to include in future proxy statements an annual shareholder advisory vote on the compensation of the Company’s named executive officers until the next required vote on the frequency of shareholder advisory votes on executive compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Calavo Growers, Inc.
April 26, 2024

	By:	/s/ Lecil E. Cole
Lecil E. Cole
Chief Executive Officer
(Principal Executive Officer)

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